BORROWINGS	12 Months Ended
Dec. 31, 2022
BORROWINGS
BORROWINGS

23.   BORROWINGS

Group’s borrowings represent interest bearing bank loans and bonds issued in the capital markets. Borrowings are initially recorded at fair value plus transaction costs that are directly attributable to the issue of the financial liability and subsequently measured at amortized cost, using the effective interest rate method.

The Group’s borrowings comprise the following:

	December 31,
	2022	2021
Notes	195,929	191,996
Bank and other loans	290,211	270,143
Total borrowings	486,140	462,139
Less: current portion	(117,747)	(111,839)
Total borrowings, non-current	368,393	350,300

On 21 November 2022, the Group announced a consent solicitation in relation to the MTS International Notes due 2023 on the terms and subject to the conditions set forth in the Consent Solicitation Memorandum dated 21 November 2022.

On December 13, 2022 in connection with the Consent Solicitation, the Extraordinary Resolution was duly passed and became effective.

Pursuant to the terms of the Extraordinary Resolution, amongst other things, the 30 November 2022 coupon payment under the Notes were to be paid by the Group in accordance with the Amended Payment Mechanics within sixty (60) calendar days from 30 November 2022 by January 30, 2023. The Group paid Notes coupon due on January 16, 2023.

Compliance with covenants – Bank loans and notes of the Group are subject to certain covenants limiting the Group’s ability to create liens on properties, dispose assets, including cellular licenses in core Russian regions, issue guarantees and grant loans to the third parties, delay payments for the borrowings, merge or consolidate MTS PJSC with a third party or be a subject to unsatisfied judgments (excluding the total penalty under the agreements with the DOJ). The Group is required to comply with certain financial ratios.

The noteholders of MTS International Notes due in 2023 have the right to require the Group to redeem the notes at 101% of their principal amount and related interest, if the Group experiences a change in control.

If the Group fails to meet covenants, after the notice and cure periods, the debtholders are entitled to demand accelerated principal repayment.

The Group was in compliance with all existing notes and bank loans covenants as of December 31, 2022.

Available credit facilities – As of December 31, 2022, the Group’s total available unused credit facilities amounted to RUB 206,099 million.

The following table presents the aggregated scheduled maturities of principal and interests on notes and bank loans (gross of debt issuance costs) outstanding for the five years ending December 31, 2027 and thereafter:

	December 31, 2022
		Bank loans
	Notes	and other debt
Payments due in the year ending December 31,
2023	63,963	90,636
2024	67,213	76,944
2025	41,246	150,222
2026	38,415	15,242
2027	22,477	—

Contractual undiscounted cash flows	233,314	333,044

Less: unamortized debt issuance costs	(321)	—
Less: interest	(37,064)	(41,762)
Less: debt modification	—	(459)
Less: subsidized interest rate effect	—	(612)

Total debt	195,929	290,211